UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman, Sachs & Co.	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2017

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ Closed-End Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objectives by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging over 12 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy master limited partnerships (“MLPs”), as represented by the Alerian MLP Index,1 generated a positive return of 2.28% during the six-month period ended May 31, 2017 (the “Reporting Period”). The Alerian MLP Index is a leading measure of energy MLPs. The Cushing® MLP High Income Index2 produced a return of 0.19%. During the Reporting Period, the Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-11.09%) and underperformed the S&P 500® Index (+10.80%).3 The Alerian MLP Index also underperformed utilities (+17.19%) and real estate investment trusts (“REITs”) (+7.45%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.4 (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices, after a strong recovery from lows set in early 2016, remained range-bound during the first half of the Reporting Period. In our opinion market participants seemed to be waiting to assess the impact of the Organization of the Petroleum Exporting Countries’ (“OPEC”) November 30, 2016 production cuts on crude oil supply. During the second half of the Reporting Period, WTI crude oil prices experienced some volatility, as U.S. crude oil inventories continued to build during the first few months of 2017. WTI crude oil prices fell 2.27% during the Reporting Period.5 Part of the reason for the weakness in WTI crude oil prices was the rapid recovery of U.S. shale production, which we believe was swifter than many market participants expected and was driven largely by drilling efficiency gains and cost reductions. After U.S. shale production bottomed at 8.4 million barrels per day in July 2016, it rebounded 10.8% to 9.3 million barrels per day in May 2017.6 Because of the continued inventory surplus, OPEC extended its production cuts for another nine months through 2018 to “do whatever it takes” to reduce inventory levels to historical averages.

Natural gas prices also experienced weakness during the Reporting Period. Prices declined more than 20% at the beginning of 2017 to $2.56 per million British thermal units (“MMbtu”) on February 21, 2017. Natural gas prices then rallied to $3.07 per MMbtu on May 31, 2017 to end the Reporting Period down 8.38%.7 Warmer than consensus expected winter weather in the U.S. was a headwind for natural gas prices, though export growth of liquefied natural gas helped offset some of the weather-related slump. The price of natural gas liquids increased

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of the 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.
[3]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market.

[4]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[5]	Source: Bloomberg.

[6]	Source: U.S. Energy Information Administration, weekly U.S. Field Production of Crude Oil, data as of May 26, 2017.

[7]Source:	Bloomberg.

MARKET REVIEW

during the Reporting Period, led by propane, which was up approximately 10% on strong international demand.8

In the energy MLP market, the increase in U.S. production volumes and lingering high inventory levels dampened investor sentiment during the Reporting Period. We believe, however, that U.S. volume growth is positive for midstream9 energy MLPs long term. Our view began to materialize during the Reporting Period, as evidenced by the difference in performance between WTI crude oil prices, upstream10 energy equities and midstream energy MLPs. During the Reporting Period, midstream energy MLPs (as measured by the price-return of the Alerian MLP Index) outpaced WTI crude oil prices and upstream energy equities (as measured by the IXE) by 4.55% and 13.37%, respectively (including dividends).

Overall, energy MLPs continued to benefit from strong fundamentals during the Reporting Period. They also experienced increased mergers and acquisition activity through consolidation and simplification transactions.11 As companies sought to gain exposure to the most productive areas, high growth basins such as the Permian Basin made up a large portion of the consolidation transactions during the Reporting Period. Simplification transactions also continued, with general partners completing incentive distribution rights restructurings that led to lower costs of capital and improved growth profiles for underlying limited partners. Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets. In addition, with officials in Washington, D.C. playing an important role in expediting project approvals, energy MLPs announced new projects in an effort to increase organic growth. Several Presidential executive orders issued during the Reporting Period were aimed at accelerating pipeline projects, which seemed likely to benefit the energy infrastructure sector.

Capital markets and investment flows also played important roles during the Reporting Period. The capital markets had become more accessible for energy MLPs, and the initial public offering (“IPO”) market began reopening to energy MLPs, with two IPOs pricing in the last two months of the Reporting Period. Investment flows also began to recover, but remained below levels seen prior to the downturn in WTI crude oil prices.

Looking Ahead

At the end of the Reporting Period, we believed the U.S. was well positioned in the global energy landscape, with growth potential across energy commodities. In our view, the U.S. midstream space is one of the most compelling areas in which to invest as it stands to benefit, we believe, from long-term secular growth trends in U.S. commodity volumes.

[8]	Source: U.S. Energy Information Administration, based on year-over-year export data as of May 31, 2017.

[9]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[10]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[11]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

MARKET REVIEW

In terms of crude oil, we expect the market to be structurally balanced for the remainder of 2017, propelled by continued demand growth and a lack of supply growth outside the U.S. More specifically, we expect demand to increase at its historic pace of approximately one million barrels per day per year, driven primarily by increased consumption in developing economies. On the supply side, we believe OPEC will continue to enact disciplined supply policy in an effort to normalize global inventory levels. The absence of large upstream capital expenditures outside of the U.S. has reduced the number of new crude oil projects, which in our view, will likely not be enough to offset natural decline rates12 on existing production outside of countries cooperating with OPEC-led supply cuts. We expect U.S. shale production to grow and be a significant source of supply to cover a potential global supply deficit, as U.S. shale project lead times are typically much shorter than those of the rest of the world. Consistent with the U.S. Energy Information Administration, we expect U.S. crude oil production to continue growing in 2017 and beyond, as efficiency gains and technological advances allow the U.S. to be cost competitive with other global producers. At the end of the Reporting Period, U.S. rig counts, a leading indicator of production, were up approximately 125% from their lows in May 2016, indicating that capital is being deployed to grow production in the U.S.13 transition from coal to natural gas power generation and the continued buildout of the U.S.’ export capabilities.

Looking ahead, we believe the energy MLP sector could potentially provide attractive yield and capital appreciation over the long term. In the short term, we believe energy MLPs could continue to offer distribution growth, albeit at a slower pace than the double-digit growth seen before the recent steep drop in crude oil prices. While lower distribution growth trajectories will result, in our view, in smaller payout increases for investors in the near term, they will also allow energy MLPs to finance more of their capital expenditures with internal capital, thus potentially reducing reliance, we believe, on external debt and equity markets.

Finally, we believe investors should recognize a growing dispersion in performance. Rising U.S. production has greatly altered the energy landscape, proving beneficial to some regions and detrimental to others. As a result, we believe the dispersion between the energy “haves” and “have nots” has increased. In our opinion, rigorous fundamental analysis is essential in seeking to take advantage of the powerful energy revolution theme that we believe persists.

[12]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.

[13]	Source: Baker Hughes.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 1.66%. The Fund’s cumulative total return based on market price was 10.01% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 2.28% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 0.19% for the Reporting Period. As of May 31, 2017, the Fund’s NAV was $7.39, and its market price was $7.50.

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.32 per unit. We note that this matches the $0.32 per unit of declared dividends for the six months ended November 30, 2016. As of May 31, 2017, the Fund’s current annualized distribution rate based on its NAV was 8.66%. The Fund’s current annualized distribution rate based on its market price was 8.53% on May 31, 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in names that had greater exposure to commodities, making them the worst performers.

PORTFOLIO RESULTS

In terms of its exposures, the Fund was negatively impacted by its positions in the petroleum pipeline transportation and the midstream[3] services subsectors.[4] Petroleum pipeline transportation was the Fund’s worst-performing subsector, with security selection detracting most from returns. The midstream services subsector, which is sensitive to commodity prices, also detracted from the Fund’s results as commodities experienced significant volatility during the Reporting Period. On the positive side, the Fund was helped by its exposure to the gathering and processing and the liquids storage subsectors. Both subsectors benefited from the rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and therefore, tends to experience the greatest fluctuation in volumes. High inventories of crude oil, refined products and natural gas liquids were also advantageous for the liquids storage subsector.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Plains All American Pipeline, L.P.; Targa Resources Corp.; and CSI Compressco LP detracted from the Fund’s performance.

Plains All American Pipeline, L.P. (PAA) was the top detractor from Fund performance during the Reporting Period. PAA is a crude oil-focused midstream energy MLP with significant assets in the Permian Basin. Its stock fell in sympathy with crude oil prices, which were volatile throughout the Reporting Period, most notably in the later months. Crude oil prices moved lower on concerns around global production and U.S. inventory builds. Overall, lower than market expected first quarter 2017 financial results and a higher beta to crude oil were headwinds for PPA’s stock performance. (Beta is a measure of the volatility, or systematic risk, of a security compared to the market as a whole.) The Fund continued to hold PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a rebound in commodity prices.

Another detractor from the Fund’s returns was Targa Resources Corp. (TRGP), a natural gas and natural gas liquids-focused company with major operations in the Permian Basin. TRGP’s performance was initially quite strong, as expectations for production volume growth in the Permian Basin drove its stock price higher. However, the stock fell sharply after an earnings report showed that volumes came in below expectations. At the end of the Reporting Period, the Fund maintained a position in TRGP to maintain its exposure to commodities, specifically through companies that have exposure to the most prolific U.S. basins, such as the Permian Basin. Additionally, we view the stock as fundamentally undervalued and see upside potential from its levels at the end of the Reporting Period.

A third detractor during the Reporting Period was CSI Compressco LP (CCLP). CCLP provides compression-based production services to natural gas and oil exploration and production companies, generating revenue through fee-based contracts for its fleet equipment and personnel. In February 2017, CCLP reported fourth quarter and full year 2016 results, including a fourth quarter loss that was greater than analyst expectations, which put pressure on CCLP’s share price. After the earnings announcement, CCLP shares moved lower with the broader crude oil market, then experienced significant weakness in April 2017 after the company announced a 50% distribution cut. The distribution cut came as a surprise to the investor base and triggered a selloff of approximately 10% on April 24, 2017. At the end of the Reporting Period, the Fund continued to own CCLP because we view the stock as fundamentally undervalued after the selloff and we consider the yield attractive.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in ONEOK Partners L.P.; Western Refining Logistics, LP; and Sunoco LP added to the Fund’s returns during the Reporting Period.

The top contributor to the Fund’s performance was ONEOK Partners L.P. (OKS), which owns and operates natural gas and natural gas liquids midstream assets, with exposure to most major basins in the U.S. During the Reporting Period, OKS announced a simplification transaction[5] in which it was acquired by its general partner, ONEOK (OKE). Under the agreement, each outstanding common unit of OKS will be converted to 0.985 shares of OKE common stock, representing a 22.4% premium over OKS’s closing price on January 27, 2017. The simplification transaction was well received by the market, and shares of OKS rose approximately 20% on January 31, 2017, the day of the transaction. We sold the Fund’s position in OKS by the end of the Reporting Period in an effort to capture profits.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[5]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

Western Refining Logistics, LP (WNRL) was also a notable contributor to the Fund’s returns. WNRL transports crude oil through its pipeline assets and also stores crude oil and refined products in its terminals and storage facilities. As refining services providers tend to have a lower beta to crude oil prices than the broader midstream energy MLP market, WNRL was able to maintain its performance amid the pullback in crude oil prices during the Reporting Period. Additionally, WNRL benefited from its general partner Western Refining’s acquisition of Northern Tier Energy LP, which was widely expected to encourage higher distribution growth at the MLP level and generally supported investors’ constructive view of WNRL. The Fund continued to hold WNRL at the end of the Reporting Period, as the stock has a strong growth profile and we believe it offers an attractive yield.

Another top contributor to the Fund’s performance was Sunoco LP (SUN), which distributes motor fuel to its retail and commercial distribution network and also operates its own convenience stores and retail fuel sites. During the Reporting Period, shares of SUN were volatile, falling after fourth quarter 2016 financial results, but recovering strongly in April 2017 after the company announced a strategic asset divestiture, wherein SUN entered into a definitive asset purchase agreement with retailer 7-Eleven. Under the agreement, 7-Eleven will purchase approximately 1,100 convenience store locations along the U.S. east coast and in Texas, a transaction valued at approximately $3.3 billion. At the end of the Reporting Period, we maintained the Fund’s position in SUN for its attractive yield and because it has a business model with a low beta to crude oil prices.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in NGL Energy Partners LP (NGL), a full service midstream provider. In our view, the market did not fully appreciate the company’s upside potential and/or its ability to grow distributions at an attractive rate. As a result, we considered the stock undervalued and took advantage of the opportunity to establish a position in the name.

Another purchase made during the Reporting Period was USA Compression Partners, LP (USAC), which provides compression services to producers, processors, gatherers and transporters of natural gas in the U.S. In our view, USAC’s revenue streams are inherently linked to U.S. production volumes, which we believe are poised to increase due to growing global market share, potential crude oil price stability and lower breakeven prices. As a result, we decided to build a position in the company.

A notable sale during the Reporting Period was Golar LNG Partners LP (GMLP), which owns floating storage/ regasification units and liquefied natural gas carriers that the company leases for long term charters. While we remain constructive on the name and still believe there are positive catalysts on the horizon, we decided to exit the Fund’s position during January 2017 as the stock traded close to what we considered fundamental value.

As mentioned previously, we sold the Fund’s investment in OKS during the Reporting Period after the general partner, OKE, announced it would acquire the remaining public stake in OKS for $17.2 billion. The transaction was well received by the market and drove the share price higher, but the transaction agreement would result in a lower yield for the position. Therefore, we decided to take profits and transition the proceeds into names that had more robust growth and yield profiles, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[6] The use of this leverage added to the Fund’s performance during the Reporting Period. Consistent with our positive outlook for the energy MLP sector, the Fund sought to increase the amount of dollars borrowed in an effort to enhance returns as the sector recovers. That said, as volatility increased toward the end of the Reporting Period, we strategically reduced the Fund’s leverage. The proceeds from borrowings were generally invested in securities with an intent to grow cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of May 31, 2017, the margin facility represented 32.39% of the Fund’s managed assets.

[6]	The Goldman Sachs MLP and Energy Renaissance Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 27, 2015.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2017

FUND SNAPSHOT
As of May 31, 2017
Net Asset Value (NAV)[1]	$7.39
Market Price[1]	$7.50
Premium (Discount) to NAV[2]	1.49%
Leverage[3]	32.39%
Distribution Rate – NAV[4]	8.66%
Distribution Rate – Market Price[4]	8.53%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2016–May 31, 2017	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	1.66%	10.01%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/17[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	17.3%	Pipeline Transportation | Natural Gas
DCP Midstream LP	14.3	Gathering + Processing
Targa Resources Corp.	13.0	Gathering + Processing
Plains All American Pipeline LP	12.0	Pipeline Transportation | Petroleum
Williams Partners LP	11.8	Gathering + Processing
NuStar Energy LP	11.6	Pipeline Transportation | Petroleum
Buckeye Partners LP	6.1	Pipeline Transportation | Petroleum
Western Refining Logistics LP	4.9	Storage | Liquids
Antero Midstream Partners LP	4.9	Gathering + Processing
Enviva Partners LP	4.2	Power Generation

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. For periods shown prior to the period ended May 31, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 1.32%. The Fund’s cumulative total return based on market price was 7.51% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 2.28% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 0.19% for the Reporting Period. As of May 31, 2017, the Fund’s NAV was $10.01, and its market price was $9.93.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.42 per unit. We note that this matches the $0.42 per unit of declared dividends for the six months ended November 30, 2016. As of May 31, 2017, the Fund’s current annualized distribution rate based on its NAV was 8.39%. The Fund’s current annualized distribution rate based on its market price was 8.46% on May 31, 2017.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in names that had greater exposure to commodities, making them the worst performers.

In terms of its exposures, the Fund was negatively impacted by its positions in the petroleum pipeline transportation and the midstream[3] services subsectors.[4] Midstream services, which is sensitive to commodity prices, was the Fund’s

[1]	Source: Alerian. The Alerian MLP Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Capital Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

worst-performing subsector as commodities experienced significant volatility during the Reporting Period. The petroleum pipeline transportation subsector also hampered Fund returns, with security selection detracting from results. On the positive side, the Fund was helped by its exposure to the gathering and processing and the liquids storage subsectors. Both subsectors benefited from the rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and therefore, tends to experience the greatest fluctuation in volumes. High inventories of crude oil, refined products and natural gas liquids were also advantageous for the liquids storage subsector.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, NGL Energy Partners LP; Plains All American Pipeline, L.P.; and CSI Compressco LP detracted from the Fund’s performance.

NGL Energy Partners LP (NGL) was the top detractor from Fund returns during the Reporting Period. NGL is a full service midstream provider focused on crude oil and natural gas liquids logistics in the U.S. In February 2017, NGL released its fiscal third quarter results, which included expected distribution growth of 28% for its 2018 fiscal year and growth of 10% for each of the following three fiscal years. However, at the end of April 2017, the company reduced this guidance, noting the decision was made as part of an effort to focus on strengthening its balance sheet. The announcement drove down NGL’s share price, dampening the Fund’s performance. At the end of the Reporting Period, we maintained the Fund’s position in NGL, as we view the security as fundamentally undervalued.

Also detracting from the Fund’s results was Plains All American Pipeline, L.P. (PAA), a crude oil-focused midstream energy MLP with significant assets in the Permian Basin. Its stock fell in sympathy with crude oil prices, which were volatile throughout the Reporting Period, most notably in the later months. Crude oil prices moved lower on concerns around global production and U.S. inventory builds. Overall, lower than market expected first quarter 2017 financial results and a higher beta to crude oil were headwinds for PPA’s stock performance. (Beta is a measure of the volatility, or systematic risk, of a security compared to the market as a whole.) The Fund continued to hold PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a rebound in commodity prices.

A third detractor during the Reporting Period was CSI Compressco LP (CCLP). CCLP provides compression-based production services to natural gas and oil exploration and production companies, generating revenue through fee-based contracts for its fleet equipment and personnel. In February 2017, CCLP reported fourth quarter and full year 2016 results, including a fourth quarter loss that was greater than analyst expectations, which put pressure on CCLP’s share price. After the earnings announcement, CCLP’s shares moved lower with the broader crude oil market, then experienced significant weakness in April 2017 after the company announced a 50% distribution cut. The distribution cut came as a surprise to the investor base and triggered a selloff of approximately 10% on April 24, 2017. At the end of the Reporting Period, the Fund maintained a position in CCLP, as we view the stock as fundamentally undervalued after the selloff and we consider the yield attractive.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in ONEOK Partners L.P., William Partners L.P. and Sprague Resources LP bolstered returns during the Reporting Period.

The top contributor to the Fund’s performance was ONEOK Partners L.P. (OKS), which owns and operates natural gas and natural gas liquids midstream assets, with exposure to most major basins in the U.S. During the Reporting Period, OKS announced a simplification transaction[5] in which it was acquired by its general partner, ONEOK (OKE). Under the agreement, each outstanding common unit of OKS will be converted to 0.985 shares of OKE common stock, representing a 22.4% premium over OKS’s closing price on January 27, 2017. The simplification transaction was well received by the market, and shares of OKS rose approximately 20% on January 31, 2017, the day of the transaction. We trimmed the Fund’s position in OKS during the Reporting Period in an effort to capture profits.

The Fund benefited from an investment in Williams Partners L.P. (WPZ), which owns and operates natural gas gathering systems and other midstream assets with exposure to most major basins in the U.S. During the Reporting Period, parent company Williams Companies (WMB) agreed to eliminate all incentive distribution rights in exchange for 289 million newly issues units of WPZ in a deal valued at approximately

[5]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

PORTFOLIO RESULTS

$11.4 billion. The elimination of incentive distribution rights reduces WPZ’s cost of capital and was well received by the market, allowing the MLP’s stock price to move higher. The Fund continued to hold WPZ at the end of the Reporting Period in order to maintain natural gas exposure, specifically through companies that have favorable exposure to U.S. basins.

Another key contributor to Fund performance was Sprague Resources LP (SRLP), which stores, distributes and sells refined petroleum products and natural gas in the U.S. Although shares of SRLP were volatile during the Reporting Period, they had a strong finish after first quarter 2017 earnings, released in May, reported that four acquisitions had already been completed and that the acquisition pipeline, which included opportunities to expand SRLP’s geographic footprint, remained robust. At the end of the Reporting Period, we maintained the Fund’s position in SRLP, as we believe the company offers an attractive yield.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in USA Compression Partners, LP (USAC), which provides compression services to producers, processors, gatherers and transporters of natural gas in the U.S. In our view, USAC’s revenue streams are inherently linked to U.S. production volumes, which we believe are poised to increase due to growing global market share, crude oil price stability and lower breakeven prices. As a result, we decided to build a position in the name.

Another purchase during the Reporting Period was Antero Midstream Partners LP (AM), which operates a system of gathering pipelines and compressor stations in the Marcellus and Utica Basins. We view AM’s growth and distribution profile as favorable due to its exposure to rapidly growing northeast gas production. We established the position through a follow-on equity offering[6] in February 2017.

The Fund did not eliminate any positions during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[7] The use of this leverage contributed positively to the Fund’s performance during the Reporting Period. Consistent with our positive outlook for the energy MLP sector, the Fund sought to increase the amount of dollars borrowed in an effort to enhance returns as the sector recovers. That said, as volatility increased toward the end of the Reporting Period, we strategically reduced the Fund’s leverage. The proceeds from borrowings were generally invested in securities with an intent to grow cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 30% and 33%. As of May 31, 2017, the margin facility represented 32.53% of the Fund’s managed assets.

[6]	A follow-on equity offering is an issuing of stock subsequent to a company’s initial public offering.

[7]	The Goldman Sachs MLP Income Opportunities Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 24, 2015.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2017

FUND SNAPSHOT
As of May 31, 2017
Net Asset Value (NAV)[1]	$10.01
Market Price[1]	$9.93
Premium (Discount) to NAV[2]	(0.80)%
Leverage[3]	32.53%
Distribution Rate – NAV[4]	8.39%
Distribution Rate – Market Price[4]	8.46%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets . Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2016–May 31, 2017	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	1.32%	7.51%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 5/31/17[6]
Holding	% of Net Assets	Line of Business
Energy Transfer Partners LP	11.7%	Pipeline Transportation | Natural Gas
DCP Midstream LP	11.2	Gathering + Processing
Hoegh LNG Partners LP	8.5	Regasification
Targa Resources Corp.	8.1	Gathering + Processing
Williams Partners LP	7.8	Gathering + Processing
Plains All American Pipeline LP	7.4	Pipeline Transportation | Petroleum
AmeriGas Partners LP	7.2	Marketing | Retail
NuStar Energy LP	5.3	Pipeline Transportation | Petroleum
PBF Logistics LP	4.7	Pipeline Transportation | Petroleum
Sprague Resources LP	4.6	Marketing | Wholesale

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. For periods shown prior to the period ended May 31, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2017 (Unaudited)

Shares		Description	Value
Common Stocks – 147.6%
Gathering + Processing – 53.0%
821,835		Antero Midstream Partners LP	$28,468,364
2,479,401		DCP Midstream LP	83,754,166
714,354		Enable Midstream Partners LP	11,022,482
537,161		Rice Midstream Partners LP	13,165,817
570,389		Sanchez Production Partners LP	7,899,888
1,655,827		Targa Resources Corp.	76,052,134
278,503		Western Gas Equity Partners LP	12,084,245
145,458		Western Gas Partners LP	8,106,374
1,759,648		Williams Partners LP	68,925,412

			309,478,882

Marine Transportation | Petroleum – 1.4%
381,587		KNOT Offshore Partners LP	8,089,644

Marketing | Retail – 3.4%
445,025		AmeriGas Partners LP	19,732,409

Marketing | Wholesale – 6.5%
448,159		CrossAmerica Partners LP	10,769,261
459,734		Sprague Resources LP	11,700,230
529,005		Sunoco LP	15,774,929

			38,244,420

Other – 1.8%
292,628		CorEnergy Infrastructure Trust, Inc.	10,294,653

Pipeline Transportation | Natural Gas – 22.0%
501,740		Energy Transfer Equity LP	8,549,649
4,657,585		Energy Transfer Partners LP	101,349,050
254,843		EQT Midstream Partners LP	18,797,220

			128,695,919

Pipeline Transportation | Petroleum – 39.3%
555,627		Buckeye Partners LP	35,560,128
511,514		NGL Energy Partners LP	6,956,590
1,487,454		NuStar Energy LP	67,798,153
1,026,537		PBF Logistics LP	20,120,125
226,947		Phillips 66 Partners LP	11,238,416
2,636,192		Plains All American Pipeline LP	69,806,364
401,909		Valero Energy Partners LP	18,170,306

			229,650,082

Power Generation(a) – 4.2%
869,745		Enviva Partners LP	24,439,834

Services | Midstream – 5.6%
1,408,512		Archrock Partners LP	21,817,851
1,229,887		CSI Compressco LP	6,764,379
284,487		USA Compression Partners LP	4,372,565

			32,954,795

Storage | Liquids – 10.4%
367,000		Arc Logistics Partners LP	5,200,390
469,349		TransMontaigne Partners LP	19,501,451
400,000		VTTI Energy Partners LP	7,800,000
1,152,760		Western Refining Logistics LP	28,473,172

			60,975,013

TOTAL COMMON STOCKS
(Cost $833,387,640)			$862,555,651

Preferred Stock – 0.4%
Services | Midstream – 0.4%
CSI Compressco LP
231,413	11.000%		$2,409,013
(Cost $2,566,688)

Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,060	0.678%		$1,060
(Cost $1,060)

TOTAL INVESTMENTS – 148.0%
(Cost $835,955,388)			$864,965,724

BORROWINGS – (47.9)%			(280,000,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(596,315)

NET ASSETS – 100.0%			$584,369,409

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Represents an affiliated fund.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect on May 31, 2017.

Investment Abbreviations:
LP	—Limited Partnership

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2017 (Unaudited)

Shares	Description	Value
Common Stocks – 147.6%
Gathering + Processing – 52.1%
255,282	Antero Midstream Partners LP	$8,842,968
428,035	Cone Midstream Partners LP	9,087,183
1,470,693	DCP Midstream LP	49,680,010
628,687	Enable Midstream Partners LP	9,700,640
36,742	Hess Midstream Partners LP*	853,884
472,706	MPLX LP	15,622,933
410,493	ONEOK Partners LP	20,077,213
428,742	Rice Midstream Partners LP	10,508,467
539,541	Sanchez Production Partners LP	7,472,643
511,482	Summit Midstream Partners LP	11,815,234
779,969	Targa Resources Corp.	35,823,976
203,989	Western Gas Equity Partners LP	8,851,083
146,641	Western Gas Partners LP	8,172,303
887,158	Williams Partners LP	34,749,979

		231,258,516

Marine Transportation | Petroleum – 3.9%
828,143	Capital Product Partners LP	2,757,716
695,695	KNOT Offshore Partners LP	14,748,734

		17,506,450

Marketing | Retail – 7.2%
720,781	AmeriGas Partners LP	31,959,429

Marketing | Wholesale – 7.9%
610,998	CrossAmerica Partners LP	14,682,282
800,000	Sprague Resources LP	20,360,000

		35,042,282

Other – 2.2%
279,926	CorEnergy Infrastructure Trust, Inc.	9,847,797

Pipeline Transportation | Natural Gas – 15.9%
349,758	Energy Transfer Equity LP	5,959,876
2,383,139	Energy Transfer Partners LP	51,857,105
171,390	EQT Midstream Partners LP	12,641,726

		70,458,707

Pipeline Transportation | Petroleum – 31.3%
180,156	Buckeye Partners LP	11,529,984
376,571	Delek Logistics Partners LP	11,410,101
149,745	Holly Energy Partners LP	4,905,646
577,087	NGL Energy Partners LP	7,848,383
517,848	NuStar Energy LP	23,603,512
1,057,471	PBF Logistics LP	20,726,432
151,544	Phillips 66 Partners LP	7,504,459
1,232,594	Plains All American Pipeline LP	32,639,089
190,331	Tesoro Logistics LP	10,083,736
189,751	Valero Energy Partners LP	8,578,643

		138,829,985

Power Generation – 1.5%
232,163	Enviva Partners LP	6,523,780

Production + Mining | Coal – 2.8%
569,593	Alliance Resource Partners LP	12,246,249

Common Stocks – (continued)
Regasification – 10.3%
425,730	Golar LNG Partners LP	8,412,425
1,966,019	Hoegh LNG Partners LP(a)	37,550,963

		45,963,388

Services | Midstream – 7.3%
732,384	Archrock Partners LP	11,344,628
1,957,500	CSI Compressco LP(a)	10,766,250
658,477	USA Compression Partners LP	10,120,792

		32,231,670

Storage | Liquids – 5.2%
319,999	Arc Logistics Partners LP	4,534,386
27,417	TransMontaigne Partners LP	1,139,176
250,000	VTTI Energy Partners LP	4,875,000
515,152	Western Refining Logistics LP	12,724,255

		23,272,817

TOTAL COMMON STOCKS
(Cost $635,463,950)		$655,141,070

Shares	Rate	Value
Preferred Stock(a) – 0.4%
Services | Midstream – 0.4%
CSI Compressco LP
174,308	11.000%	$1,814,550
(Cost $1,933,308)

Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,279	0.678%	$1,279
(Cost $1,279)

TOTAL INVESTMENTS – 148.0%
(Cost $637,398,537)		$656,956,899

BORROWINGS – (48.2)%		(214,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 0.2%		953,964

NET ASSETS – 100.0%		$443,910,863

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Newly issued security: non-income producing.
(a)	Represents an affiliated issuer.
(b)	Represents an affiliated fund.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2017.

Investment Abbreviation:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2017 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $821,526,219 and $561,758,492)	$840,524,830	$606,823,857
Investments of affiliated issuers, at value (cost $14,429,169 and $75,640,045)	24,440,894	50,133,042
Cash	2,909,384	5,889,895
Receivables:
Investments sold	2,576,158	3,387,552
Dividends	261,215	173,560
Current taxes	42,793	3,513,699
Other assets	243,460	116,876
Total assets	870,998,734	670,038,481

Liabilities:
Payables:
Borrowings on credit facility	280,000,000	214,000,000
Investments purchased	2,476,549	3,398,871
Interest on borrowing	1,119,796	872,643
Management fees	772,786	588,188
Deferred taxes, net	1,351,998	6,516,060
Accrued expenses	908,196	751,856
Total liabilities	286,629,325	226,127,618

Net Assets:
Paid-in capital	1,318,603,057	706,341,368
Distributions in excess of net investment income, net of taxes	(29,624,852)	(40,427,713)
Accumulated net realized loss, net of taxes	(733,674,562)	(242,136,355)
Net unrealized gain, net of taxes	29,065,766	20,133,563
NET ASSETS	$584,369,409	$443,910,863
Shares Outstanding $0.001 par value (unlimited shares authorized):	79,123,745	44,344,020
Net asset value	$7.39	$10.01

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2017 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$36,124,335	$25,958,149
Dividends — affiliated issuers	941,520	2,859,726
Less: return of capital on dividends	(32,731,261)	(23,446,946)
Total investment income	4,334,594	5,370,929

Expenses:
Management fees	4,778,908	3,615,583
Interest on borrowings	4,040,816	3,034,874
Professional fees	255,416	241,653
Franchise tax expense	194,248	221,038
Trustee fees	129,626	129,624
Printing and mailing costs	51,401	37,885
Custody, accounting and administrative services	45,759	41,679
Transfer Agency fees	8,727	7,482
Other	144,904	119,076
Total operating expenses, before income taxes	9,649,805	7,448,894
Less — expense reductions	(2,555)	(2,513)
Net operating expenses, before income taxes	9,647,250	7,446,381
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(5,312,656)	(2,075,452)
Current and deferred tax expense	(10,241)	(82,902)
NET INVESTMENT LOSS, NET OF TAXES	(5,322,897)	(2,158,354)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	51,282,044	50,984,801
Investments — affiliated issuers	12,807	(944,249)
Current and deferred tax benefit/(expense)	170,221	(741,375)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(35,615,670)	(31,225,496)
Investments — affiliated issuers	842,835	(7,265,593)
Current and deferred tax expense	(72,319)	(681,623)
Net realized and unrealized gain, net of taxes	16,619,918	10,126,465
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,297,021	$7,968,111

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2017 (Unaudited)	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(5,322,897)	$(10,260,231)
Net realized gain (loss), net of taxes	51,465,072	(387,022,370)
Net change in unrealized gain (loss), net of taxes	(34,845,154)	457,085,307
Net increase in net assets resulting from operations	11,297,021	59,802,706

Distributions to shareholders:
From net investment income	(25,286,192)	—
From return of capital	—	(50,543,858)
Total distributions to shareholders	(25,286,192)	(50,543,858)

From share transactions:
Reinvestment of distributions	800,712	846,844
TOTAL INCREASE (DECREASE)	(13,188,459)	10,105,692

Net assets:
Beginning of period	597,557,868	587,452,176
End of period	$584,369,409	$597,557,868
Undistributed (distributions in excess of) net investment loss, net of taxes	$(29,624,852)	$984,237

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2017 (Unaudited)	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(2,158,354)	$(3,869,563)
Net realized gain (loss), net of taxes	49,299,177	(240,821,253)
Net change in unrealized gain (loss), net of taxes	(39,172,712)	278,415,460
Net increase in net assets resulting from operations	7,968,111	33,724,644

Distributions to shareholders:
From net investment income	(18,624,488)	—
From return of capital	—	(37,248,976)
Total distributions to shareholders	(18,624,488)	(37,248,976)
TOTAL DECREASE	(10,656,377)	(3,524,332)

Net assets:
Beginning of period	454,567,240	458,091,572
End of period	$443,910,863	$454,567,240
Distributions in excess of net investment loss, net of taxes	$(40,427,713)	$(19,644,871)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2017 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$11,297,021
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(167,523,078)
Proceeds from sales of investment securities	141,485,482
Purchases of short term investments, net	(199)
Increase in return of capital on dividends	32,731,261
(Increase) Decrease in Assets:
Receivable for investments sold	(2,156,813)
Receivable for dividends	(143,066)
Receivable for current taxes	759,606
Prepaid state and local income tax payable	236,690
Other assets	(200,842)
Increase (Decrease) in Liabilities:
Payable for investments purchased	2,049,208
Management fees Payable	87,506
Interest on borrowings payable	126,096
Deferred taxes, net	(87,662)
Accrued expenses	(59,928)
Net realized gain on investments	(51,294,851)
Net change in unrealized gain on investments	34,772,835
Net cash provided by operating activities	2,079,266

Cash flows provided by financing activities:
Proceeds from borrowing facility	74,500,000
Repayment of borrowing facility	(50,000,000)
Cash distributions paid	(24,485,480)
Net cash provided by financing activities	14,520
NET INCREASE IN CASH	$2,093,786

Cash:
Beginning of period	815,598
End of period	$2,909,384
Supplemental disclosure:
Cash paid for interest and related fees	$3,914,720
Cash paid for income taxes	759,606
Reinvestment of distributions	800,712

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2017 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$7,968,111
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(184,917,137)
Proceeds from sales of investment securities	158,576,749
Purchase of short term investment securities, net	(259)
Increase in return of capital on dividends	23,446,946
(Increase) Decrease in Assets:
Receivable for investments sold	(1,714,469)
Receivable for dividends	(106,565)
Receivable for current taxes	5,733,863
Prepaid state and local income tax payable	57,781
Other assets	(78,077)
Increase (Decrease) in Liabilities:
Payable for investments purchased	1,563,419
Management fees Payable	67,001
Interest on borrowings payable	135,000
Deferred taxes, net	1,633,395
Accrued expenses	(43,417)
Net realized gain on investments	(50,040,552)
Net change in unrealized gain on investments	38,491,089
Net cash provided by operating activities	772,878

Cash flows provided by financing activities:
Proceeds from borrowing facility	48,500,000
Repayment of borrowing facility	(28,000,000)
Cash distributions paid	(18,624,488)
Net cash provided by financing activities	1,875,512
NET INCREASE IN CASH	$2,648,390

Cash:
Beginning of period	3,241,505
End of period	$5,889,895
Supplemental disclosure:
Cash paid for interest and related fees	$2,899,874
Cash paid for income taxes	5,733,863

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions	Offering Costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2017 - Common Shares	$7.56	$(0.07)	$0.22	$0.15	$(0.32)	$—	$(0.32)	$—

FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2016 - Common Shares	7.45	(0.13)	0.88	0.75	—	(0.64)	(0.64)	—
2015 - Common Shares	15.91	0.09	(7.22)	(7.13)	—	(1.33)	(1.33)	—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(h)	19.10	0.05	(2.88)	(2.83)	—	(0.32)	(0.32)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Commenced operations on September 26, 2014.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total Return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax benefit/ (expenses)(c)		After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$7.39	$7.50	10.01%	1.66%	$584,369	2.94	%(g)	2.95	%(g)	1.71	%(g)	(1.63	)%(g)	15%	$3,087

7.56	7.09	4.20	12.13	597,558	3.29		3.01		1.75		(2.01)		64	3,339
7.45	7.52	(50.18)	(46.86)	587,452	2.25		2.31		1.62		0.75		113	3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(g)	1.60	(g)	1.30	(g)	1.69	(g)	36	3,761

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From return of capital	Total distributions	Offering Costs
FOR THE SIX MONTHS ENDED MAY 31, (UNAUDITED)
2017 - Common Shares	$10.25	$(0.05)		$0.23		$0.18	$(0.42)	$—	$(0.42)	$—

FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2016 - Common Shares	10.33	(0.09)		0.85		0.76	—	(0.84)	(0.84)	—
2015 - Common Shares	19.19	0.03		(7.52)		(7.49)	—	(1.37)	(1.37)	—
2014 - Common Shares	19.06	—	(h)	1.42		1.42	(0.38)	(0.91)	(1.29)	—	(h)

2013 - Common Shares(j)	19.10	—	(h)	—	(h)	—	—	—	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Annualized with the exception of tax expenses.
(h)	Amount is less than $0.005 per share.
(i)	Amount is less than 0.005% per share.
(j)	Commenced operations on November 26, 2013.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total Return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax benefit/ (expenses)(c)		After interest expense and before tax benefit/ (expenses)		Before interest expense and tax benefit/ (expenses)		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$10.01	$9.93	7.51%	1.32%	$443,911	3.29	%(g)	2.99	%(g)	1.77	%(g)	(0.87	)%(g)	22%	$3,074

10.25	9.61	2.95	9.26	454,567	3.00		2.90		1.80		(0.96)		83	3,349
10.33	10.25	(39.47)	(40.43)	458,092	(2.49)		2.24		1.62		0.17		66	3,279
19.19	18.74	(0.14)	7.31	846,835	5.76		1.75		1.41		—	(i)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11	(g)	1.11	(g)	1.11	(g)	(1.11	)(g)	—	—

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2017 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Funds do not intend to qualify as a regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of May 31, 2017:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$15,889,644	$—	$—
North America	760,319,220	—	—
Corporations
North America	86,346,787	—	—
Preferred Stock(a)
North America	—	—	2,409,013
Investment company	1,060	—	—
Total	$862,556,711	$—	$2,409,013

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$30,793,875	$—	$—
North America	577,821,538	—	—
Corporations
North America	46,525,657	—	—
Preferred Stock(a)
North America	—	—	1,814,550
Investment company	1,279	—	—
Total	$655,142,349	$—	$1,814,550

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period ended May 31, 2017, the Goldman Sachs MLP and Energy Renaissance Fund remained at 1.90% for its blended state income tax rate and did not change during the period. During the period ended May 31, 2017, the Goldman Sachs MLP Income Opportunities Fund

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

4. TAXATION (continued)

reevaluated its blended state income tax rate, increasing the rate from 2.11% to 2.31% due to anticipated state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$3,923,275	35.00%	$3,315,904	35.00%
State income taxes, net of federal benefit	212,978	1.90%	218,850	2.31%
Change in estimated state tax rate, net of federal tax expense/(benefit)	—	0.00%	(463,517)	(4.89)%
Effect of permanent differences	52,232	0.47%	(75,355)	(0.79)%
Other Adjustments	1,497	0.01%	901	0.01%
Valuation Allowance	(4,277,643)	(38.16)%	(1,490,883)	(15.74)%
Total current and deferred income tax expense/(benefit), net	$(87,661)	(0.78)%	$1,505,900	15.90%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2017 components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net operating loss carryforward — see table below for expiration	$32,832,547	$11,666,460
Capital loss carryforward (tax basis) — see table below for expiration	274,219,636	100,413,273
Other tax assets	78,295	49,975
Valuation Allowance	(263,955,213)	(89,735,102)
Total Deferred Tax assets	$43,175,265	$22,394,606
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(34,264,180)	$(18,232,987)
Net unrealized gain on investment securities (tax basis)	(10,263,083)	(10,677,679)
Total Deferred Tax Liabilities	$(44,527,263)	$(28,910,666)

At May 31, 2017, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$1,747,993	November 30, 2035
November 30, 2016	55,150,584	November 30, 2036
November 30, 2017	32,078,514	November 30, 2037

At May 31, 2017, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$932,122	November 30, 2035
November 30, 2016	4,914,222	November 30, 2036
November 30, 2017	25,422,646	November 30, 2037

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At May 31, 2017, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$371,203,845	November 30, 2020
November 30, 2016	371,938,801	November 30, 2021

At May 31, 2017, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$54,418,040	November 30, 2020
November 30, 2016	214,714,293	November 30, 2021

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of May 31, 2017:

Goldman Sachs MLP and Energy Renaissance Fund	$263,955,213
Goldman Sachs MLP Income Opportunities Fund	$89,735,102

At May 31, 2017, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$3,974,238	$3,974,238	$(127,494)	$3,291,746	$3,164,252
State	—	215,744	215,744	—	(167,469)	(167,469)
Change in Valuation Allowance	—	(4,277,643)	(4,277,643)	—	(1,490,883)	(1,490,883)
Total	$—	$(87,661)	$(87,661)	$(127,494)	$1,633,394	$1,505,900

At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$744,295,632	$579,469,206
Gross unrealized gain	148,176,860	104,375,298
Gross unrealized loss	(27,506,768)	(26,887,605)
Net unrealized gain (loss)	$120,670,092	$77,487,693

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the period ended May 31, 2017, both the Goldman Sachs MLP and Energy Renaissance Fund’s distributions and the Goldman Sachs MLP Income Opportunities Fund’s distributions are estimated to be 100% taxable. Shareholders will be informed of the final tax characterization of the distributions in February 2018. For the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund, all tax years since inception remain open for examination by U.S. and

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

4. TAXATION (continued)

state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invest in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which is an affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended May 31, 2017, GSAM waived $2,555 and $2,513 respectively, of the Goldman Sachs MLP and Energy Renaissance Fund’s and Goldman Sachs MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP Income Opportunities Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the six months ended May 31, 2017, Morgan Stanley & Co. LLC, earned $7,559 in brokerage commissions from portfolio transactions with the Fund.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the six months ended May 31, 2017:

Goldman Sachs MLP and Energy Renaissance Fund
Name of Affiliated Issuer	Market Value 11/30/16	Purchases at Cost		Proceeds from Sales		Distributions	Net Realized Gain	Net Change in Unrealized Loss	Market Value 05/31/2017	Dividend Income

Enviva Partners LP	$24,392,436	$166,810		$(33,534)		$(941,520)	$12,807	$842,835	$24,439,834	$941,520

Goldman Sachs MLP Income Opportunities Fund
Name of Affiliated Issuer	Market Value 11/30/16	Purchases at Cost		Proceeds from Sales		Distributions	Net Realized Gain (Loss)	Net Change in Unrealized Loss	Market Value 05/31/2017	Dividend Income
CSI Compressco Partners LP	$21,198,120	$214,812	(a)	$(1,435,345)		$(1,187,604)	$4,762	$(8,028,495)	$10,766,250	$1,187,604
Hoegh LNG Partners LP	45,255,767	—		(7,558,331)		—	(949,011)	802,538	37,550,963	1,672,122
Sprague Resources LP*	19,715,555	499,749		(2,474,062)		(984,416)	1,449,846	2,153,328	20,360,000	984,416

CSI Compressco Partners LP — Preferred stock	2,068,998	—		(214,812	)(a)	—	—	(39,636)	1,814,550	—

*	Security is no longer affiliated as of May 31, 2017.
(a)	Represents a conversion of shares from preferred stock to common stock.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2017.

Fund	Underlying Fund	Market Value at 11/30/16	Purchases at Cost	Proceeds from Sales	Market Value 05/31/17
Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$ 860	$62,417,760	$(62,417,560)	$1,060
Goldman Sachs MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	1,020	52,951,682	(52,951,423)	1,279

C.  Financing Agreement — On July 27, 2015, the Goldman Sachs MLP and Energy Renaissance Fund, and on July 24, 2015, the Goldman Sachs MLP Income Opportunities Fund, entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $430,000,000 and $310,000,000, respectively for the Funds. On February 1, 2016, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was reduced to provide borrowings in an aggregate amount up to $280,000,000 and $200,000,000, respectively. On February 21, 2017, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was increased to provide borrowings in an aggregate amount up to $395,000,000 and $300,000,000, respectively. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Expenses”). For the period ended May 31, 2017, neither Fund bore Breakage Expenses.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the period of $302,299,451 and 2.607%, respectively. As of May 31, 2017, there was $280,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.774%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the period of $226,016,484 and 2.617%, respectively. As of May 31, 2017, there was $214,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.791%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2017 were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance Fund	$167,523,078	$141,485,482
Goldman Sachs MLP Income Opportunities Fund	184,917,137	158,576,749

7. OTHER RISKS

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

7. OTHER RISKS (continued)

may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund intends to use leverage to seek to achieve its investment objective. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — Each Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk. Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2017 (Unaudited)

7. OTHER RISKS (continued)

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding their current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2017 (Unaudited)		For the Fiscal Year Ended November 30, 2016

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	104,395	$800,712	178,283	$846,844

There was no share activity for the Goldman Sachs MLP Income Opportunities Fund for the six months ended May 31, 2017, and the fiscal year ended November 30, 2016.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (the “Funds”) are closed-end management investment companies that commenced investment operations on November 26, 2013 and September 26, 2014, respectively. The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Funds and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Funds’ investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreements were most recently approved for continuation until July 31, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on May 16-17, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held one meeting over the course of the year since the Management Agreements were last approved. At the Committee meeting, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. The matters considered by the Board included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, and finance); and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund in terms of both market price and net asset value (“NAV”), including comparisons to the performance of a group similar closed-end funds prepared by a third-party data provider (the “Outside Data Provider”), a benchmark performance index, composites of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and other agreements with service providers entered into by the Trust on behalf of the Funds;
(d)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (such as private wealth management accounts and institutional separate accounts) managed by the Investment Adviser having investment objectives and policies similar to those of the Funds;
(e)	information relating to the profitability of the Management Agreements of each Fund to the Investment Adviser and its affiliates;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the portfolio trading services;
(i)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(j)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices and other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Funds by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Funds, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered the Investment Adviser’s ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Funds operate, as well as the efforts of the Investment Adviser’s to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment and market performance of the Funds in light of their respective investment objectives and the challenging market conditions for energy-related securities, including master limited partnerships (“MLPs”). In this regard, they compared the investment performance of each Fund, in terms of both market price and net asset value (“NAV”), to the performance of a group of closed-end funds, each of which invests primarily in MLPs and is subject to taxation as a “C corporation” (the “Competitor Funds”) as of December 31, 2016 prepared by the Investment Adviser using the peer group data from the Outside Data Provider. The information on the MLP Income Opportunities Fund investment performance was provided for the year-to-date, one- and three-year periods, each as of December 31, 2016. The information on the MLP and Energy Renaissance Fund investment performance was provided for the year-to-date and one-year periods, each as of December 31, 2016. The Competitor Funds’ performance was provided for the one-year and three-year periods ending on December 31, 2016, to the extent that the fund had been in existence for those periods.

The Trustees noted that on a net asset value total return basis, the MLP Income Opportunities Fund had placed in the second quartile and the fourth quartile of its peer group of Competitor Funds for the one-year period and three-year period ended December 31, 2016, respectively, while the MLP and Energy Renaissance Fund had placed in the first quartile of its peer group for the one-year period ended December 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by the Funds thereunder. In this regard, the Trustees considered information on the services rendered by GSAM to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as closed-end funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

Profitability

The Trustees reviewed the Funds’ contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

methodology and profitability analysis calculations. Profitability data for each Fund were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

The Trustees also took into account that the Funds use leverage, which increases total assets and thus the amount of fees received by the Investment Adviser under the Management Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Adviser has a financial incentive for the Funds to make continuous use of leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and each Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Adviser and the presentations by portfolio managers and determined that the Funds’ use of leverage is appropriate and in the best interests of each Fund’s shareholders.

Economies of Scale

The Trustees noted that the Funds do not have management fee breakpoints. They considered each Fund’s asset levels and information comparing the contractual management fee rate charged by the Investment Adviser with fee rates charged to the Competitor Funds. The Trustees recognized that if the assets of the Funds increase over time, the Funds and their shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. They further recognized that, because the Funds are closed-end funds with no current plans to increase their assets (other than incurring leverage for investment purposes or engaging in future efforts to raise capital), any other significant growth in its assets would generally occur through appreciation in the value of the Funds’ investment portfolios, rather than through the continuous sale of Fund shares.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (b) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. The Trustees noted the competitive nature of the closed-end fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue. The Trustees also referred to previous presentations in considering the Investment Adviser’s brokerage policies and procedures, as well as the Investment Adviser’s use of the Funds’ brokerage commissions to obtain brokerage and research services.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until July 31, 2018.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 30, 2017 to consider and act upon the proposals below. At the Meeting, Linda A. Lang and James A. McNamara were elected Class II Trustees; and Caroline Dorsa was elected Class III Trustee to the Board of Trustees of GER. In addition, Caroline Dorsa and Lawrence W. Stranghoener were elected Class III Trustees to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Linda A. Lang (Class II)	30,825,498	319,479	0	0
James A. McNamara (Class II)	30,836,106	308,871	0	0
Caroline Dorsa (Class III)	30,827,863	317,114	0	0

In addition to the individuals named above, Michael Latham and Lawrence W. Stranghoener continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Caroline Dorsa (Class III)	14,097,880	116,221	0	0
Lawrence W. Stranghoener (Class III)	14,104,037	110,064	0	0

In addition to the individuals named above, Linda A. Lang, Michael Latham and James A. McNamara continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under management as of March 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Larry W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of May 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2017 Goldman Sachs. All rights reserved. 98239-TMPL-07/2017-567243/MLPCEFSAR-17/28K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 1, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	August 1, 2017